Supplement dated February 14, 2023
to the following initial summary prospectus(es):
Monument Advisor, Monument Advisor Select, Monument Advisor NY, Monument Advisor Select NY dated May 1, 2022
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
1.
Effective April 20, 2023, the following Investment Portfolio is no longer available to receive transfers or new purchase payments.
•
Putnam Variable Trust – Putnam VT Multi-Asset Absolute Return Fund: Class IB
Accordingly, Appendix A: More Information About the Investment Portfolios is amended as follows:
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Low Cost Sub-Account Fee[1]	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2021)
					1 year	5 year	10 year
Allocation	Putnam Variable Trust – Putnam VT Multi-Asset Absolute Return Fund: Class IB This Sub-Account is no longer available to receive transfers or new purchase payments effective April 20, 2023 Investment Advisor: Putnam Investment Management, LLC Investment Sub-Advisor: Putnam Investments Limited and The Putnam Advisory Company, LLC	1.20%*	0.00%	1.20%	0.75%	-0.51%	0.96%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
1
Reflects the current Low Cost Fund Platform Fee. The maximum Low Cost Fund Platform Fee applicable for any Sub-account is 0.35%.
2.
The Board of Trustees (the "Board") of Putnam Variable Trust, the Board approved the liquidation (the "Liquidation") pursuant to which the Putnam VT Multi-Asset Absolute Return Fund (the "Portfolio") will be liquidated. The liquidation is expected to occur on or about April 21, 2023 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the contract:
•
Effective on April 20, 2023, the Portfolio will no longer be available for transfers or new purchase payments.
•
From the date of this supplement until the Liquidation Date, investors with allocations in the Portfolio may transfer allocations to any other available investment option. During this period, any transfers from the Portfolio will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
•
On the Liquidation Date, any remaining assets of the Portfolio will be transferred to the Nationwide Variable Insurance Trust – NVIT Government Money Market Fund: Class Y
•
After the Liquidation Date, any and all references to the Portfolio are deleted.
ISP-0700